                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a party other than the registrant[ ]

Check the appropriate box:

[ ]   Preliminary proxy statement. [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
[X]   Definitive proxy statement.       ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[ ]   Definitive additional materials.
[ ]   Soliciting material under Rule 14a-12.

                       CALAMOS STRATEGIC TOTAL RETURN FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)    Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)    Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)    Proposed maximum aggregate value of transaction:

________________________________________________________________________________

5)    Total fee paid:

________________________________________________________________________________

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)    Amount Previously Paid:

________________________________________________________________________________

2)    Form, Schedule or Registration Statement No.:

________________________________________________________________________________

3)    Filing Party:

________________________________________________________________________________

4)    Date Filed:

                                 [CALAMOS LOGO]

                      CALAMOS(R) CONVERTIBLE OPPORTUNITIES
                                AND INCOME FUND
                           CALAMOS(R) CONVERTIBLE AND
                                HIGH INCOME FUND
                     CALAMOS(R) STRATEGIC TOTAL RETURN FUND
                           1111 EAST WARRENVILLE ROAD
                        NAPERVILLE, ILLINOIS 60563-1463
                                 1-800-582-6959

                                                                   March 9, 2005

Dear Shareholder:

      You are cordially invited to attend the joint annual meeting of shareholders of CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND, CALAMOS CONVERTIBLE AND HIGH INCOME FUND and CALAMOS STRATEGIC TOTAL RETURN FUND, which will be held on Wednesday, April 6, 2005 at 8:00 a.m., Central time, in the Conference Room on the first floor of the offices of Calamos Advisors LLC, each Fund's investment adviser, 1111 East Warrenville Road, Naperville, Illinois.

      The matter scheduled for consideration at the meeting is the election of three trustees of each Fund, with each to serve for a three-year term or until his successor shall have been duly elected and qualified, as more fully discussed in the proxy statement.

      Enclosed with this letter are answers to questions you may have about the proposal, the formal notice of the meeting, and the proxy statement, which gives detailed information about the proposal and why the board recommends that you vote to approve it. If you have any questions about the enclosed proxy or need any assistance in voting your shares, please call 1-800-582-6959.

      Your vote is important. Please complete, sign, and date the enclosed proxy card and return it in the enclosed envelope. This will ensure that your vote is counted, even if you cannot attend the meeting in person.

                                          Sincerely,

                                          /s/ John P. Calamos
                                          John P. Calamos
                                          Trustee and President

                                 [CALAMOS LOGO]

                      CALAMOS(R) CONVERTIBLE OPPORTUNITIES
                                AND INCOME FUND
                           CALAMOS(R) CONVERTIBLE AND
                                HIGH INCOME FUND
                     CALAMOS(R) STRATEGIC TOTAL RETURN FUND
                      ANSWERS TO SOME IMPORTANT QUESTIONS

Q.  WHAT AM I BEING ASKED TO VOTE "FOR" ON THIS PROXY?

    A. This proxy contains one proposal for each Fund: the election of three trustees to the board of trustees of each Fund. Holders of the preferred shares of each Fund, voting as a separate class, will vote to elect one trustee as a representative of the holders of the preferred shares of such Fund. Holders of the common shares and holders of the preferred shares of each Fund will vote together, as a single class, to elect two trustees not designated to represent a particular class. Shareholders of each Fund may also transact such other business as may properly come before the meeting.

Q.  HOW DOES THE BOARD OF TRUSTEES SUGGEST THAT I VOTE?

    A. The trustees of each Fund unanimously recommend that you vote "FOR" the nominees on the enclosed proxy card(s).

Q.  HOW CAN I VOTE?

    A. Details about voting can be found in the proxy statement under the heading "More Information about the Meeting -- How to Vote."
      You can vote by completing, signing and dating your proxy card, and mailing it in the enclosed envelope; or
      You may vote in person if you are able to attend the meeting. However, even if you plan to attend, we urge you to cast your vote by mail. That will ensure that your vote is counted, should your plans change.

        THIS INFORMATION SUMMARIZES INFORMATION THAT IS INCLUDED IN MORE DETAIL IN THE PROXY STATEMENT. WE URGE YOU TO READ THE PROXY STATEMENT
                                   CAREFULLY.

                  IF YOU HAVE QUESTIONS, CALL 1-800-582-6959.

                    CALAMOS(R) CONVERTIBLE OPPORTUNITIES AND

                                  INCOME FUND

                           CALAMOS(R) CONVERTIBLE AND

                                HIGH INCOME FUND

                     CALAMOS(R) STRATEGIC TOTAL RETURN FUND
                           1111 EAST WARRENVILLE ROAD
                        NAPERVILLE, ILLINOIS 60563-1463
                                 1-800-582-6959

                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 6, 2005

      A joint annual meeting of shareholders of CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND, CALAMOS CONVERTIBLE AND HIGH INCOME FUND and CALAMOS STRATEGIC TOTAL RETURN FUND has been called to be held in the Conference Room on the first floor of the offices of Calamos Advisors LLC, each Fund's investment adviser, 1111 East Warrenville Road, Naperville, Illinois, at 8:00 a.m., Central time, on Wednesday, April 6, 2005 for the following purpose:

      1. To elect three trustees to the board of trustees of each Fund, each to serve for a three-year term or until his successor shall have been duly elected and qualified,

and to consider and act upon any other matters that may properly come before the meeting and any adjourned session thereof.

      Holders of the preferred shares of each Fund, voting as a separate class, will vote to elect one trustee designated to represent the holders of the preferred shares of such Fund. Holders of the common shares and holders of the preferred shares of each Fund will vote together, as a single class, to elect two trustees not designated to represent a particular class.

      Shareholders of record as of the close of business on March 4, 2005 are entitled to notice of and to vote at the meeting (or any adjournment of the meeting).
                                          By Order of the Board of Trustees of
                                          each Fund,

                                          James S. Hamman, Jr.
                                          Secretary

March 9, 2005
Naperville, Illinois

                       PLEASE COMPLETE AND RETURN THE ENCLOSED
                 PROXY CARD(S) WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. YOU MAY STILL VOTE IN
                       PERSON IF YOU ATTEND THE MEETING.

                    CALAMOS(R) CONVERTIBLE OPPORTUNITIES AND
                                  INCOME FUND
                           CALAMOS(R) CONVERTIBLE AND
                                HIGH INCOME FUND
                     CALAMOS(R) STRATEGIC TOTAL RETURN FUND
                           1111 EAST WARRENVILLE ROAD
                        NAPERVILLE, ILLINOIS 60563-1493
                                 1-800-582-6959

                             JOINT PROXY STATEMENT

                      JOINT ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 6, 2005

      This joint proxy statement is being sent to you by the board of trustees of each of CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ("CHI"), CALAMOS CONVERTIBLE AND HIGH INCOME FUND ("CHY") and CALAMOS STRATEGIC TOTAL RETURN FUND ("CSQ"). The board is asking you to complete and return the enclosed proxy card(s), permitting your shares of the Funds to be voted at the joint meeting of shareholders called to be held on April 6, 2005. Shareholders of record at the close of business on March 4, 2005 (called the "record date") are entitled to vote at the meeting. You are entitled to one vote for each share you hold, with a fraction of a vote for each fraction of a share. This joint proxy statement and enclosed proxy are first being mailed to shareholders on or about March 10, 2005. The board of each Fund has determined that the use of this joint proxy statement for each annual meeting is in the best interest of each Fund and its shareholders in light of the matters being considered and voted on by the shareholders.

      You should have received your Fund's annual report to shareholders for the fiscal year ended October 31, 2004. IF YOU WOULD LIKE ANOTHER COPY OF THE ANNUAL REPORT (OR THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF
ANY), PLEASE WRITE TO OR CALL THE FUND AT THE ADDRESS OR TELEPHONE NUMBER SHOWN AT THE TOP OF THIS PAGE. THE REPORT WILL BE SENT TO YOU WITHOUT CHARGE.

      CALAMOS ADVISORS LLC, each Fund's investment adviser, is referred to as "Calamos Advisors." Calamos Advisors is an indirect subsidiary of CALAMOS ASSET MANAGEMENT, INC. ("CAM"), a publicly traded corporation that is controlled by John P. Calamos and the Calamos family. As of January 31, 2005, Calamos Advisors managed approximately $37.5 billion in assets of individuals and institutions. The

Funds and Calamos Advisors may be contacted at the same address, above.

                              ELECTION OF TRUSTEES

      Three trustees are to be elected to the board of each Fund. The nominees are John P. Calamos, Sr., Weston W. Marsh and William R. Rybak, who are currently trustees.

      The persons named on the accompanying proxy card(s) intend to vote at the meeting (unless otherwise directed) FOR the election of those three nominees as trustees of each Fund. Currently there are seven trustees. In accordance with each Fund's Agreement and Declaration of Trust, its board of trustees is divided into three classes of approximately equal size. The terms of the trustees of the different classes are staggered. The current terms of John P. Calamos, Sr., Weston W. Marsh and William R. Rybak will expire at the annual meeting of shareholders in 2005. The terms of Joe F. Hanauer and John E. Neal will expire on the date of the 2006 annual meeting and the terms of Nick P. Calamos and Stephen B. Timbers will expire at the annual meeting of shareholders in 2007.

      The holders of preferred shares of each Fund will have equal voting rights with the holders of common shares (i.e., one vote per share). William R. Rybak has been nominated for election as a trustee designated to represent the holders of the preferred shares of each Fund. The vote of a plurality of the preferred shares of each Fund is required to elect the representative of the preferred shares. John P. Calamos, Sr. and Weston W. Marsh have been nominated for election as trustees to represent all shareholders. The vote of a plurality of the preferred shares and the common shares of each Fund, voting together as a single class, is required to elect the representatives of all shareholders.

      The nominees for election at the 2005 annual meeting currently serve as trustees and were unanimously nominated by each board of trustees.

      Each trustee elected at the meeting will hold office until the 2008 annual meeting or until his successor is duly elected and qualified. If a nominee is unable to serve because of an event not now anticipated, the persons named as proxies may vote for another person designated by the board of trustees.

      The following table sets forth each trustee's position(s) with each Fund, age, principal occupation during the past five years, other directorships, and the date on which he first became a trustee of the Funds.

NOMINEE FOR ELECTION AT THE MEETING WHO IS AN INTERESTED PERSON OF ANY FUND:

                                                    NUMBER OF
                           POSITION(S) HELD WITH  PORTFOLIOS IN
                             THE FUND AND DATE    FUND COMPLEX   PRINCIPAL OCCUPATION(S)
NAME AND AGE AT              FIRST ELECTED OR      OVERSEEN BY   DURING PAST 5 YEARS AND
FEBRUARY 28, 2005           APPOINTED TO OFFICE      TRUSTEE     OTHER DIRECTORSHIPS HELD
John P. Calamos, Sr., 64*  Trustee and President       13        President and CEO,
                           (of CHI since 2002                      Calamos Asset
                           and of CHY and CSQ                      Management, Inc.
                           since 2003)                             ("CAM") and Calamos
                                                                   Holdings LLC
                                                                   ("CHLLC"), Calamos
                                                                   Advisors LLC and its
                                                                   predecessor ("Calamos
                                                                   Advisors"), and
                                                                   Calamos Financial
                                                                   Services LLC and its
                                                                   predecessor ("CFS");
                                                                   Director, CAM

NOMINEE FOR ELECTION AT THE MEETING WHO IS NOT AN INTERESTED PERSON OF ANY FUND:

                                               NUMBER OF
                      POSITION(S) HELD WITH  PORTFOLIOS IN
                        THE FUND AND DATE    FUND COMPLEX    PRINCIPAL OCCUPATION(S)
NAME AND AGE AT         FIRST ELECTED OR      OVERSEEN BY    DURING PAST 5 YEARS AND
FEBRUARY 28, 2005      APPOINTED TO OFFICE      TRUSTEE      OTHER DIRECTORSHIPS HELD
Weston W. Marsh, 54   Trustee (of CHI since       13        Partner, Freeborn & Peters
                      2002 and of CHY and                     (law firm)
                      CSQ since 2003)
William R. Rybak, 54  Trustee (of CHI since       13        Private investor; formerly
                      2002 and of CHY and                     Executive Vice President
                      CSQ since 2003)                         and Chief Financial
                                                              Officer, Van Kampen
                                                              Investments, Inc.
                                                              (investment manager);
                                                              Director, Howe Barnes
                                                              Investments (investment
                                                              services firm);
                                                              Director,
                                                              PrivateBancorp, Inc.
                                                              (bank holding company)

REMAINING TRUSTEES WHO ARE INTERESTED PERSONS OF ANY FUND:

                                               NUMBER OF
                      POSITION(S) HELD WITH  PORTFOLIOS IN
                        THE FUND AND DATE     FUND COMPLEX     PRINCIPAL OCCUPATION(S)
NAME AND AGE AT         FIRST ELECTED OR      OVERSEEN BY      DURING PAST 5 YEARS AND
FEBRUARY 28, 2005      APPOINTED TO OFFICE      TRUSTEE       OTHER DIRECTORSHIPS HELD
Nick P. Calamos, 43*  Trustee and Vice             13        Senior Executive Vice
                        President (of CHI                      President, CAM, CHLLC,
                        since 2002 and of                      Calamos Advisors, and
                        CHY and CSQ since                      CFS; Director, CAM
                        2003)

REMAINING TRUSTEES WHO ARE NOT INTERESTED PERSONS OF ANY FUND:

                                                 NUMBER OF
                        POSITION(S) HELD WITH  PORTFOLIOS IN
                          THE FUND AND DATE    FUND COMPLEX    PRINCIPAL OCCUPATION(S)
NAME AND AGE AT           FIRST ELECTED OR      OVERSEEN BY    DURING PAST 5 YEARS AND
FEBRUARY 28, 2005        APPOINTED TO OFFICE      TRUSTEE      OTHER DIRECTORSHIPS HELD
Joe F. Hanauer, 67      Trustee (of CHI since       13        Private investor;
                        2002 and of CHY and                     Director, MAF Bancorp
                        CSQ since 2003)                         (banking); Chairman and
                                                                Director, Homestore.com,
                                                                Inc., (Internet provider
                                                                of real estate
                                                                information and
                                                                products); Director,
                                                                Combined Investments,
                                                                L.P. (investment
                                                                management)
John E. Neal, 54        Trustee (of CHI since       13        Private investor; Managing
                        2002 and of CHY and                     Director, Bank One
                        CSQ since 2003)                         Capital Markets, Inc.
                                                                (investment banking)
                                                                (2000-2004); Executive
                                                                Vice President and Head
                                                                of Real Estate
                                                                Department, Bank One
                                                                (1998-2000); Director,
                                                                the Brickman Group, Ltd.
                                                                (landscaping company)

                                                 NUMBER OF
                        POSITION(S) HELD WITH  PORTFOLIOS IN
                          THE FUND AND DATE    FUND COMPLEX    PRINCIPAL OCCUPATION(S)
NAME AND AGE AT           FIRST ELECTED OR      OVERSEEN BY    DURING PAST 5 YEARS AND
FEBRUARY 28, 2005        APPOINTED TO OFFICE      TRUSTEE      OTHER DIRECTORSHIPS HELD
Stephen B. Timbers, 60  Trustee (since 2004)        13        Private investor; formerly
                                                                Vice Chairman, Northern
                                                                Trust Corporation (bank
                                                                holding company);
                                                                President and Chief
                                                                Executive Officer,
                                                                Northern Trust
                                                                Investments, N.A.
                                                                (investment manager);
                                                                formerly President,
                                                                Northern Trust Global
                                                                Investments, a division
                                                                of Northern Trust
                                                                Corporation and
                                                                Executive Vice
                                                                President, The Northern
                                                                Trust Corporation;
                                                                Trustee, Northern Mutual
                                                                Fund Complex**
                                                                (registered investment
                                                                companies)

* Messrs. John Calamos and Nick Calamos are trustees who are "interested persons" of the Funds as defined in the Investment Company Act of 1940 (the "1940 Act") because they are affiliated persons of Calamos Advisors and CFS. Nick Calamos is a nephew of John Calamos, Sr.

**  Overseeing 53 portfolios in fund complex.

      The address of each of the trustees is 1111 East Warrenville Road, Naperville, Illinois 60563-1463.

      OFFICERS. Messrs. John Calamos and Nick Calamos are president and vice president, respectively, of each Fund. The preceding table gives more information about Messrs. John Calamos and Nick Calamos. The following table sets forth each other officer's name, position with the Funds, age, principal occupation during the past five years, and the date on which he first became an officer of the Funds. Each officer serves until his successor is chosen and qualified or until his resignation or removal by the board of trustees.

                           POSITION(S) HELD WITH
                             THE FUND AND DATE
NAME AND AGE AT               FIRST ELECTED OR          PRINCIPAL OCCUPATION(S)
FEBRUARY 28, 2005           APPOINTED TO OFFICE           DURING PAST 5 YEARS
Nimish S. Bhatt, 41       Treasurer (since 2004)    Senior Vice President and
                                                      Director of Operations, CAM,
                                                      CHLLC, Calamos Advisors and
                                                      CFS (since 2004); Senior Vice
                                                      President, Alternative
                                                      Investments and Tax Services
                                                      of BISYS, prior thereto
Patrick H. Dudasik, 49    Vice President (of CHI    Executive Vice President, Chief
                            since 2002 and of CHY     Financial Officer and
                            and CSQ since 2003)       Administrative Officer, and
                                                      Treasurer, CAM and CHLLC
                                                      (since 2004), Calamos Advisors
                                                      and CFS (since 2001); Chief
                                                      Financial Officer, David Gomez
                                                      and Associates, Inc.
                                                      (1998-2001) (executive search
                                                      firm); and Chief Financial
                                                      Officer, Scudder Kemper
                                                      Investments, Inc., prior
                                                      thereto
James S. Hamman, Jr., 35  Secretary (of CHI since   Executive Vice President,
                            2002 and of CHY and       Secretary and General Counsel,
                            CSQ since 2003) and       CAM and CHLLC (since 2004),
                            Chief Compliance          Calamos Advisors and CFS
                            Officer (since 2004)      (since 1998)
Michael C. Ciotola, 36    Assistant Treasurer       Manager of Mutual Fund
                            (since 2004)              Operations, Calamos Advisors
                                                      (since 2004); Director of
                                                      Financial Services, BISYS Fund
                                                      Services, Inc. (2003-2004);
                                                      Various positions within BISYS
                                                      (prior thereto)

      The address of each officer is 1111 East Warrenville Road, Naperville, Illinois 60563-1463.

      COMMITTEES OF THE BOARD OF TRUSTEES. Each Fund's board of trustees currently has three standing committees:

      - Executive Committee. Messrs. John Calamos and Nick Calamos are members of each executive committee, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board, with certain exceptions.

      - Audit Committee. Messrs. Hanauer, Marsh, Neal, Rybak and Timbers serve on each audit committee. The audit committees operate under a written charter adopted and approved by each board. The audit committees select independent auditors, approve services to be rendered by the auditors, monitor the auditors' performance, review the results of each Fund's audit, determine whether to recommend to the board that the Fund's audited financial statements be included in the Fund's annual report and respond to other matters deemed appropriate by the boards. Each committee member is "independent" as defined by the New York Stock Exchange. Messrs. Neal and Rybak have been determined by the board to be audit committee financial experts for each Fund.

      - Governance Committee. Messrs. Hanauer, Marsh, Neal, Rybak and Timbers serve on each governance committee. The governance committees operate under a written charter adopted and approved by the board. The governance committees oversee the independence and effective functioning of the board of trustees and endeavor to be informed about good practices for mutual fund boards. The governance committees also function as nominating committees by making recommendations to the board of trustees regarding candidates for election as non-interested trustees. In making such recommendations, the governance committees consider a number of factors, including a candidate's background, integrity, knowledge and relevant experience. These factors are set forth in an appendix to the written charter. Any prospective candidate is interviewed by the trustees, and references are checked. The governance committees do not have a policy to consider shareholder recommendations regarding candidates for election as trustees. The committees determined that it is appropriate not to have a policy to consider shareholder recommendations because the current process of identifying and recommending potential candidates is sufficient to ensure a knowledgable and independent board. Each committee member is "independent" as defined by the New York Stock Exchange.

      In addition to the above committees, the board of trustees of each Fund has appointed and oversees a pricing committee comprised of officers of the Fund and employees of Calamos Advisors.

      The following table shows the number of meetings held for each Fund during the fiscal year ended October 31, 2004:

                                                        CHI   CHY   CSQ
Board of Trustees                                        4     4     4
Executive Committee*                                     0     0     0
Audit Committee                                          4     4     4
Governance Committee                                     4     4     3

* Although the executive committees of CHI, CHY and CSQ held no meetings, they acted by written consent on 15, 14 and 9 occasions, respectively.

      All of the trustees and committee members then serving attended at least 75% of the meetings of the board of trustees and applicable committees held during the fiscal year.

      TRUSTEE COMPENSATION. The Funds do not compensate any of the trustees who are affiliated persons of Calamos Advisors. The following table sets forth certain information with respect to the compensation paid by the Funds and the Fund Complex during the periods indicated to each of the current trustees.

                               CHI                     CHY                     CSQ                FUND COMPLEX*
NAME                  10/31/03 -- 10/31/04+   10/31/03 -- 10/31/04+   12/31/03 -- 10/31/04+   10/31/03 -- 10/31/04+
John P. Calamos              $    0                  $    0                  $    0                  $     0
Nick P. Calamos                   0                       0                       0                        0
Weston W. Marsh               3,034                   3,034                   3,034                   42,404
Joe F. Hanauer                3,549                   3,549                   3,367                   42,404
John E. Neal                  3,549                   3,549                   3,367                   42,404
William R. Rybak              3,549                   3,549                   3,367                   42,404
Stephen B. Timbers**          1,875                   1,875                   1,875                   22,500

+ Includes fees deferred during the year pursuant to the deferred compensation plan described below. As of October 31, 2004, the value of Messrs. Neal's and Marsh's deferred compensation accounts were $137,562 and $15,172, respectively.

* For the periods shown, the Fund Complex includes Calamos Investment Trust, Calamos Advisors Trust and the Funds.

**  Appointed trustee in March 2004.

      The Funds have adopted a deferred compensation plan (the "Plan"). Under the Plan, a trustee who is not an "interested person" of Calamos Advisors who has elected to participate in the Plan ("participating trustees") may defer receipt of all or a portion of his compensation from the Funds. The deferred compensation payable to the participating trustee is credited to the participating trustee's deferral account as of the business day such compensation would have been paid to the participating trustee. The value of a participating trustee's deferred compensation account at any time is equal to what would be the value if the amounts credited to the account had instead been invested in shares of one or more of the funds of Calamos Investment Trust as designated by the participating trustee. Thus, the value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. If a participating trustee retires, the participating trustee may elect to receive payments under the plan in a lump sum or in equal annual installments over a period of five years. If a participating trustee dies, any amount payable under the Plan will be paid to the participating trustee's beneficiaries.

      CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS. The Funds have entered into a Financial Accounting Services Agreement with Calamos Advisors, effective as of March 30, 2004. Calamos Advisors is indirectly owned by Messrs. John Calamos and Nick Calamos, who serve as trustees of the Funds. According to the terms of the Financial Accounting Services Agreement, Calamos Advisors will provide certain accounting services to the Funds in consideration for fees based on the daily average net assets of the Funds.

      REQUIRED VOTE. The trustee of a Fund to represent the holders of preferred shares will be elected by the vote of a plurality of the preferred shares of the Fund present at the meeting, in person, or by proxy. The trustee of a Fund to represent all shareholders will be elected by the vote of a plurality of all shares of the Fund present at the meeting, in person or by proxy. Each share is entitled to one vote, and one-third of the shares of each Fund entitled to vote is a quorum for that Fund.

BOARD RECOMMENDATION

      THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" THE NOMINEES.

                                 OTHER MATTERS

      The board of trustees of each Fund knows of no other matters that are intended to be brought before the meeting. If other matters are presented for action, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion.

                       MORE INFORMATION ABOUT THE MEETING

      SHAREHOLDERS. At the record date, the Funds had the following numbers of shares issued and outstanding:

                       COMMON SHARES   PREFERRED SHARES
CHI                     45,546,395       15,360
CHY                     61,371,839       17,200
CSQ                    154,514,000       43,200

      At February 28, 2005, each trustee beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934) shares of the Funds and of all Funds in the Fund Complex having values within the indicated dollar ranges.

                                                                           AGGREGATE DOLLAR
                                                                          RANGE OF SHARES IN
TRUSTEE                      CHI              CHY              CSQ         THE FUND COMPLEX
John P. Calamos        $50,001-100,000  $50,001-100,000   Over $100,000     Over $100,000
Nick P. Calamos        $10,001-50,000        None         Over $100,000     Over $100,000
Weston W. Marsh        $50,001-100,000  $50,001-100,000  $50,001-100,000    Over $100,000
Joe F. Hanauer              None             None             None          Over $100,000
John E. Neal            Over $100,000        None         Over $100,000     Over $100,000
William R. Rybak       $10,001-50,000   $10,001-50,000   $10,001-50,000     Over $100,000
Stephen B. Timbers          None             None             None          Over $100,000

      At February 28, 2005, each trustee, and the trustees and officers as a group, beneficially owned (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934) shares of the Funds (or percentage of outstanding shares) as follows:

                           NUMBER OF             NUMBER OF             NUMBER OF
                            COMMON                COMMON                COMMON
        TRUSTEE          SHARES OF CHI    %    SHARES OF CHY    %    SHARES OF CSQ    %
John P. Calamos            6,000         *       5,000         *       77,750        *
Nick P. Calamos            2,000         *         0           *       72,750        *
Weston W. Marsh            2,800         *       3,500         *       4,400         *
Joe F. Hanauer               0           *         0           *         0           *
John E. Neal              17,000         *         0           *       16,000        *
William R. Rybak            987          *       1,205         *       1,490         *
Stephen B. Timbers           0           *         0           *         0           *
Trustees and Officers
  as a group (12
  persons)                28,787         *       9,705         *      172,390        *

* Indicates less than 1%.

      At February 28, 2005, no trustee or officer held preferred shares of any Fund.

      At December 31, 2004, to the knowledge of each Fund, no person held (sole or shared) power to vote or dispose of more than 5% of any outstanding class of shares of such Fund.

      HOW PROXIES WILL BE VOTED. All proxies solicited by the board of trustees that are properly executed and received prior to the meeting, and that are not revoked, will be voted at the meeting. Shares represented by those proxies will be voted in accordance with the instructions marked on the proxy. If no instructions are specified, shares will not be counted as a vote FOR the proposal.

      HOW TO VOTE. Complete, sign and date the enclosed proxy card and return it in the enclosed envelope.

      EXPENSES. The expenses of preparing, printing and mailing the enclosed proxy card, the accompanying notice and this proxy statement and all other costs, in connection with the solicitation of proxies will be borne by the Funds. The Funds may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of shares of the Funds. In order to obtain the necessary quorum at the meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Funds, Calamos Advisors, the Funds' transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the Funds to assist in proxy solicitations. Any costs associated with such additional solicitation are not anticipated to be significant.

      HOUSEHOLDING. The Funds reduce the number of duplicate shareholder reports and proxy statements your household receives by sending only one copy of those documents to those addresses shared by two or more accounts. Call the Funds at 1-800-582-6959 or write to the Funds at the address on page one of this proxy statement to request individual copies of shareholder reports and proxy statements. We will begin sending your household individual copies as soon as practicable after receiving your request.

      REVOKING A PROXY. At any time before it has been voted, you may revoke your proxy by: (1) sending a letter saying that you are revoking your proxy to the Secretary of the Funds at the Funds' offices located at 1111 East Warrenville Road, Naperville, Illinois 60563-1463; (2) properly executing and sending a later-dated proxy; or (3) attending the meeting, requesting return of any previously delivered proxy, and voting in person.

      QUORUM, VOTING AT THE MEETING, AND ADJOURNMENT. One-third of the shares of each Fund entitled to vote present in person or represented by proxy constitutes a quorum for electing the trustees of that Fund. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker nonvotes will be treated as shares that are present at the meeting but have not been voted.

      If a quorum is not present in person or by proxy at the meeting, or if a quorum is present at the meeting but not enough votes to approve a proposal are received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any proposal for adjournment for a Fund will require the vote of a majority of the shares of the Fund represented at the meeting in person or by proxy.

             SECTION 16(a) BENEFICIAL INTEREST REPORTING COMPLIANCE

      Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require the Funds' trustees and officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Funds' equity securities to file forms reporting their affiliation with the Fund(s) and reports of ownership and changes in ownership of the Funds' shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Those persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of those forms furnished to the Funds, the Funds believe that their trustees and officers, investment adviser and affiliated persons of the investment adviser have complied with all applicable Section 16(a) filing requirements during the last fiscal year. To the knowledge of management of the Funds, no person owns beneficially more than 10% of a class of either Fund's equity securities.

                             AUDIT COMMITTEE REPORT

      The audit committee of the board of trustees of each Fund reviews the Fund's annual financial statements with both management and the independent auditors, and the committee meets periodically with the independent and internal auditors to consider their evaluation of the Fund's financial and internal controls.

      Each audit committee, in discharging its duties, has met with and held discussions with management and the Fund's independent and internal auditors. The committee has reviewed and discussed the audited financial statements with management. Management has represented to the independent auditors that the Fund's financial statements were prepared in accordance with generally accepted accounting principles.

      The audit committees have also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The independent auditors provided to the committees the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the committees discussed with representatives of the independent auditors their firm's independence.

      Based on each audit committee's review and discussions with management and the independent auditors, the representations of management and the reports of the independent auditors to the committees, the committee recommended that the board include the audited financial statements in the Fund's annual report.

                              INDEPENDENT AUDITORS

      Effective March 12, 2004, each Fund's audit committee selected Deloitte & Touche LLP ("D&T") as independent auditors to audit the books and records of the Fund for its fiscal year ending October 31, 2004. Effective April 14, 2003, the audit committee of CHI requested that Ernst & Young LLP ("E&Y") resign as the auditors of CHI. The cessation of that relationship was based on the desire of the CHI Audit Committee to retain the same independent auditors as had been retained by CHY and to diversify the expertise provided to the funds within the Calamos fund complex, since other funds in the complex had engaged E&Y. E&Y's report on the financial statements of CHI for the last two years during which it served as CHI's auditors did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to E&Y's satisfaction, would have caused it to make reference to that matter in connection with its report.

                             AUDIT AND RELATED FEES

      AUDIT FEES. D&T billed CHI, CHY and CSQ aggregate fees in the amounts of $30,500, $30,500 and $34,500, respectively, for the fiscal year ended October 31, 2004 and $25,000, $31,000 and $0, respectively, for the fiscal year ended October 31, 2003 for professional services rendered with respect to the audits of the Funds' annual financial statements.

      AUDIT RELATED FEES. D&T billed CHI, CHY and CSQ aggregate fees in the amounts of $29,917, $17,917 and $49,417, respectively, for the fiscal year ended October 31, 2004 and $13,000, $17,500 and $0, respectively, for the fiscal year ended October 31, 2003 for assurance and related services.

      TAX FEES. D&T billed CHI, CHY and CSQ aggregate fees in the amounts of $6,079, $6,079 and $4,667, respectively, for the fiscal year ended October 31, 2004 and $13,675, $13,675 and $0, respectively, for the fiscal year ended October 31, 2003 for tax compliance, tax advice, tax planning and tax return preparation services.

      ALL OTHER FEES. D&T billed CHI, CHY and CSQ aggregate fees in the amounts of $7,500, $7,500 and $2,500, respectively, for the fiscal
 14
year ended October 31, 2004 and $5,250, $5,250 and $0, respectively, for the fiscal year ended October 31, 2003 for products and services, other than the services reported above.

      AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. The Funds' audit committees meet with D&T and Calamos Advisors to review and pre-approve all audit services to be provided by D&T.

      The audit committees shall pre-approve all non-audit services to be provided by D&T to the Funds, including the fees and other compensation to be paid to D&T; provided that the pre-approval of non-audit services is waived if
(i) the services were not recognized by Calamos Advisors at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the each of the Funds are less than 5% of the total fees paid by such Fund to D&T during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the relevant audit committee by Calamos Advisors and such audit committee approves them prior to the completion of the audit.

      The audit committees shall pre-approve all non-audit services to be provided by D&T to Calamos Advisors or any entity controlling, controlled by or under common control with Calamos Advisors that provides ongoing services to the Funds if the engagement relates directly to the operations or financial reporting of the Funds, including the fees and other compensation to be paid to D&T; provided that pre-approval of non-audit services to Calamos Advisors or any of its affiliates is not required if (i) the services were not recognized by Calamos Advisors at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to Calamos Advisors and all entities controlling, controlled by or under common control with Calamos Advisors are less than 5% of the total fees for non-audit services requiring pre-approval paid by the Funds, Calamos Advisors or its affiliates to D&T during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the relevant audit committee by Calamos Advisors and the audit committee approves them prior to the completion of the audit.

      One hundred percent of the services provided to the Funds described in under the paragraphs entitled Audit-Related Fees, Tax Fees and All Other Fees were pre-approved by the Funds' audit committees. There were no services provided to Calamos Advisors or any entity controlling, controlled by or under common control with Calamos

Advisors described in the paragraphs entitled Audit-Related Fees, Tax Fees and All Other Fees that were required pre-approved by the audit committees.

      AGGREGATE NON-AUDIT FEES. D&T billed CHI, CHY and CSQ aggregate fees in the amounts of $13,579, $13,579 and $7,167, respectively, for the fiscal year ended October 31, 2004 and $18,925, $18,925 and $0, respectively, for the fiscal year ended October 31, 2003 for non-audit services. D&T billed Calamos Advisors or any entity controlling, controlled by or under common control with Calamos Advisors aggregate fees in the amounts of $58,000 for the fiscal year ended October 31, 2004 and $75,500 for the fiscal year ended October 31, 2003 for services rendered.

      All of the aggregate fees billed by D&T for non-audit services to Calamos Advisors relate to services that began prior to the adoption of rules requiring audit committee pre-approval. However, the Funds' audit committees did approve such non-audit services.

      The audit committee of each Fund has considered whether D&T's provision of services (other than audit services to the Fund) to the Fund, Calamos Advisors and affiliates of Calamos Advisors that provide services to the Fund is compatible with maintaining D&T's independence in performing audit services.

                                 ADMINISTRATORS

      Each Fund has entered into an administration agreement with State Street Bank and Trust Company whose principal business address is 225 Franklin Street, Boston, Massachusetts 02110.

                           SHAREHOLDER COMMUNICATIONS

      Shareholders are able to send communications to the Funds' governance committees. Communications should be addressed to the Secretary of the Funds at their principal offices at 1111 East Warrenville Road, Naperville, Illinois 60563-1463. The Secretary will forward any communications received directly to the governance committees. The Funds do not have a policy with regard to trustee attendance at annual meetings. All of the trustees of the Funds attended the 2004 annual meeting.

PROXY               CALAMOS STRATEGIC TOTAL RETURN FUND               VOTE TODAY

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE ANNUAL MEETING OF SHAREHOLDERS - APRIL 6, 2005

The undersigned holder of common shares appoints James S. Hamman, Jr. and Kevin Woodard, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of shareholders of CALAMOS STRATEGIC TOTAL RETURN FUND to be held on April 6, 2005 and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

(Continued and to be signed on the reverse side)

          CHANGE OF ADDRESS
                                                      CALAMOS
______________________________________                P.O. BOX 11099
______________________________________                NEW YORK, N.Y.  10203-0068
______________________________________
______________________________________

                          V  DETACH PROXY CARD HERE  V

PLEASE VOTE, SIGN, DATE AND                               [ X ]
RETURN THIS PROXY CARD                           Votes must be indicated
PROMPTLY USING THE                             (x) in Black or Blue ink.
ENCLOSED ENVELOPE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED "FOR ALL" THE NOMINEES.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR ALL" THE NOMINEES BELOW.

1. Election of trustees:

                              CHECK HERE IF YOU PLAN TO ATTEND THE
FOR     WITHHOLD    FOR ALL   MEETING                                       [ ]
ALL        ALL      EXCEPT

                              To change your address, please mark this box. [ ]

[ ]        [ ]        [ ]

                             To include any comments, please mark this box. [ ]

Nominees: (1) John P. Calamos, Sr. and

          (2) Weston W. Marsh.

(INSTRUCTIONS: To withhold authority to vote for either nominee, mark the "For All Except" box and write that nominee's name in the space provided below.)

_________________________________        _______________________________________

                                         _______________________________________


Please sign exactly as your   __________________________   _____________________
name appears. If acting as    Date  Share Owner sign here   Co-Owner sign  here
attorney, executor, trustee,
or in representative
capacity, sign name and
indicate title.

PROXY               CALAMOS STRATEGIC TOTAL RETURN FUND               VOTE TODAY

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE ANNUAL MEETING OF SHAREHOLDERS - APRIL 6, 2005

The undersigned holder of preferred shares appoints James S. Hamman, Jr. and Kevin Woodard, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of shareholders of CALAMOS STRATEGIC TOTAL RETURN FUND to be held on April 6, 2005 and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

(Continued and to be signed on the reverse side)

           CHANGE OF ADDRESS

                                                      CALAMOS
_____________________________________                 P.O. BOX 11099
_____________________________________                 NEW YORK, N.Y.  10203-0068

                          V  DETACH PROXY CARD HERE  V

PLEASE VOTE, SIGN, DATE AND                                      [X]
RETURN THIS PROXY CARD                                 Votes must be indicated
PROMPTLY USING THE                                     (x) in Black or Blue ink.
ENCLOSED ENVELOPE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED "FOR ALL" THE NOMINEES.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR ALL" THE NOMINEES BELOW.

Election of trustees:

                               CHECK HERE IF YOU PLAN TO ATTEND THE
FOR     WITHHOLD    FOR ALL    MEETING                                       [ ]
ALL       ALL       EXCEPT

                               To change your address, please mark this box. [ ]

[ ]       [ ]         [ ]

                              To include any comments, please mark this box. [ ]

Nominees: (1) John P. Calamos, Sr.,

          (2) Weston W. Marsh and

          (3) William R. Rybak.

(INSTRUCTIONS: To withhold authority to vote for any nominee, mark the "For All Except" box and write that nominee's name in the space provided above.)

_________________________________       ________________________________________

                                        ________________________________________


Please sign exactly as   _______________________________   _____________________
your name appears.         Date  Share Owner sign here      Co-Owner sign  here
If acting as attorney,
executor, trustee, or
in representative
capacity, sign name and
indicate title.